MANNING & NAPIER FUND, INC.

Supplement dated April 7, 2015 to the Summary Prospectus dated November 7, 2014 for the following Series and Classes of the Fund (the “Summary Prospectus”):

International Series – Class I & S

(the “Series”)

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Manning & Napier Advisors, LLC (the “Advisor”) has made a number of changes to its organizational structure and the roles and responsibilities of its investment professionals, including naming Ebrahim Busheri to the newly created Director of Investments position, which replaces the Co-Directors of Research positions formerly held by Jeffrey S. Coons and Jeffrey Herrmann.

Accordingly, in the “Portfolio Managers” section, the information with respect to Sidharth Abrol is hereby deleted and replaced with the following:

Robert Crawford, CFA®

Junior Analyst, has managed the Series since 2015.

Scott T. Shattuck

Junior Analyst, has managed the Series since 2015.

Summary Supp EXITX 04/07/2015